UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23494

T. Rowe Price Exchange-Traded Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

SEMIANNUAL REPORT
June 30, 2022
T. ROWE PRICE
TSPA	U.S. Equity Research ETF
For more insights from T. Rowe Price investment professionals, go to troweprice.com.

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T. ROWE PRICE U.S. EQUITY RESEARCH ETF

HIGHLIGHTS
■	The U.S. Equity Research ETF underperformed the S&P 500 Index (based on net asset value and market price) during the six-month period ended June 30, 2022.
■	Stock selection in four of 11 sectors contributed to relative returns during the reporting period.
■	Information technology, health care, consumer discretionary, and financials were the fund’s largest sector allocations in absolute terms.
■	Heading into the second half of 2022, higher inflation, rising interest rates, high energy prices, and global supply chain issues remain the primary threats to global markets. We are monitoring whether these risks will cause a sharp deceleration in growth or push major economies into full-blown recessions, dragging corporate earnings down as well.
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T. ROWE PRICE U.S. EQUITY RESEARCH ETF

Market Commentary
Dear Shareholder
Major stock and bond indexes produced sharply negative results during the first half of 2022 as investors contended with persistently high inflation, tightening financial conditions, and slowing growth.
After reaching an all-time high on January 3, the S&P 500 Index finished the period down about 20%, the worst first half of a calendar year for the index since 1970. Double-digit losses were common in equity markets around the globe, and bond investors also faced a historically tough environment amid a sharp rise in interest rates.
Value shares outperformed growth stocks as equity investors turned risk averse and rising rates put downward pressure on growth stock valuations. Emerging markets stocks held up somewhat better than shares in developed markets due to the strong performance of some oil-exporting countries. Meanwhile, the U.S. dollar strengthened during the period, which weighed on returns for U.S. investors in international securities.
Within the S& P 500, energy was the only bright spot, gaining more than 30% as oil prices jumped in response to Russia’s invasion of Ukraine and the ensuing commodity supply crunch. Typically defensive shares, such as utilities, consumer staples, and health care, finished in negative territory but held up relatively well. The consumer discretionary, communication services, and information technology sectors were the weakest performers. Shares of some major retailers fell sharply following earnings misses driven in part by overstocked inventories.
Inflation remained the leading concern for investors throughout the period. Despite hopes in 2021 that the problem was transitory, and later expectations that inflation would peak in the spring, headline consumer prices continued to grind higher throughout the first half of 2022. The war in Ukraine exacerbated already existing supply chain problems, and other factors, such as the impact of the fiscal and monetary stimulus enacted during the pandemic and strong consumer demand, also pushed prices higher. The May consumer price index report (the last to be issued during our reporting period) showed prices increasing 8.6% over the 12-month period, the largest jump since late 1981.
In response, the Federal Reserve, which at the end of 2021 had forecast that only three 25-basis-point (0.25 percentage point) rate hikes would be necessary in all of 2022, rapidly shifted in a hawkish direction and executed three rate increases in the first six months of the year. The policy moves included hikes of 25, 50, and 75 basis points—the largest single increase since 1994—increasing the central

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

bank’s short-term lending benchmark from near zero to a target range of 1.50% to 1.75% by the end of June. In addition, the Fed ended the purchases of Treasuries and agency mortgage-backed securities that it had begun to support the economy early in the pandemic and started reducing its balance sheet in June.
Longer-term bond yields also increased considerably as the Fed tightened monetary policy, with the yield on the benchmark 10-year U.S. Treasury note reaching 3.49% on June 14, its highest level in more than a decade. (Bond prices and yields move in opposite directions.) Higher mortgage rates led to signs of cooling in the housing market.
The economy continued to add jobs during the period, and other indicators pointed to a slowing but still expanding economy. However, the University of Michigan consumer sentiment index dropped in June to its lowest level since records began in 1978 as higher inflation expectations undermined confidence.
Looking ahead, investors are likely to remain focused on whether the Fed can tame inflation without sending the economy into recession, a backdrop that could produce continued volatility. We believe this environment makes skilled active management a critical tool for identifying risks and opportunities, and our investment teams will continue to use fundamental research to identify companies that can add value to your portfolio over the long term.
Thank you for your continued confidence in T. Rowe Price.
Sincerely,
Robert Sharps
CEO and President

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

Management’s Discussion of Fund Performance
INVESTMENT OBJECTIVE
The fund seeks to provide long-term capital growth.
FUND COMMENTARY
How did the fund perform in the past six months?
The U.S. Equity Research ETF returned -20.28% (based on net asset value) and -20.55% (at market price) for the six months ended June 30, 2022. The fund underperformed its benchmark, the S&P 500 Index, and its Lipper peer group. (Past performance cannot guarantee future results.)
What factors influenced the fund’s performance?
The fund’s objective is to outperform the S&P 500 by investing in our research analysts’ highest-conviction stocks while keeping sector and industry allocations close to their weightings in the index. Stock selection in four of 11 sectors contributed to relative performance during the period. The energy, industrials and business services, and communication services sectors detracted from relative returns, while information technology and health care contributed the most on a relative basis.
PERFORMANCE COMPARISON

Six-Month Period Ended 6/30/22	Total Return

U.S. Equity Research ETF (Based on Net Asset Value)	-20.28%
U.S. Equity Research ETF (At Market Price)*	-20.55
S&P 500 Index	-19.96
Lipper Large-Cap Core Funds Index	-19.66
*Market returns are based on the midpoint of the bid/ask spread at market close (typically, 4 p.m. ET) and do not represent returns an investor would have received if shares were traded at other times.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

The energy sector was the largest detractor from the fund’s relative performance versus the S&P 500 Index due to an underweight allocation and stock selection. During the period, the sector produced strong gains and outperformed all others in the index. An underweight position in integrated oil and gas company ExxonMobil weighed on relative returns as the company benefited from elevated oil and gas prices during much of the period as many nations sanctioned Russia and made efforts to reduce reliance on Russian energy exports because of its invasion of Ukraine. We are cautious in the medium term as ExxonMobil ramps up its capital expenditures, which could ultimately delay cash flows, dividends, and earnings growth. Not owning global exploration and production energy company Occidental Petroleum also hurt relative results as oil and natural gas prices surged. We prefer more attractive risk/reward opportunities in the portfolio. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)
Security selection in industrials and business services weighed on relative gains. An overweight position in industrial conglomerate GE detracted from relative results. The spread of the omicron variant of the coronavirus at the beginning of the period pressured shares amid short-term concerns over air travel. Shares also fell after the company’s management team predicted that supply chain issues, Russia’s ongoing attack of Ukraine, and the recent COVID-19 outbreak in China would continue to create a challenging market environment for the company. We feel optimistic about the stock’s idiosyncratic growth potential as the company’s end markets continue to improve and management’s cost-cutting actions take hold.
An overweight position in Ingersoll-Rand, a provider of a broad range of mission-critical air, fluid, energy, specialty vehicle, and medical technologies, also hurt relative results as shares were pressured by supply chain challenges and inflation, which weighed on segment-level margins. We like that the company continues to benefit from solid demand, with strong order growth and a robust backlog.
An overweight position in social media company Meta Platforms, formerly known as Facebook, detracted from relative gains in the consumer discretionary sector. Shares declined after the company reported disappointing fourth-quarter results and provided muted first-quarter guidance, citing iOS privacy headwinds, increasing competitive threats, and engagement concerns. Shares were also pressured after the firm announced it would be slowing hiring this year amid the worst business downturn in the company’s history. Going forward, we believe that Meta’s share of consumer time spent on mobile devices, coupled with its ad monetization and targeting capabilities, should help it generate advertising-led revenue growth over the next several years.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

Conversely, stock selection in the information technology sector added value, led by our underweight position in PayPal Holdings, a leader in digital payments. During the period, shares fell in the wake of weak quarterly results and disappointing forward guidance. The company noted headwinds from inflation, supply chain disruptions, and a drag on revenue from suspended transactions in Russia as key factors that obscured the near-term outlook. While we like PayPal’s strong balance sheet, its leverage to growth in e-commerce, and the potential monetization of its person-to-person mobile payments application Venmo, we believe there are better risk/reward opportunities elsewhere in the space.
Our underweight position in software business Adobe also helped relative returns. Shares declined amid the widespread sell-off in growth stocks as investors flocked toward value-oriented stocks due to concerns over inflationary pressures and rising interest rates. Shares declined further late in the period after management issued disappointing guidance for the third quarter and the 2022 fiscal year, citing headwinds from negative foreign exchange rates as well as continued impact from the war in Ukraine. We think the company’s growth rate will moderate significantly as the benefits of its recent subscription transition wane and fundamentals normalize.
Not owning dental supply company Align Technology aided relative gains in health care as inflationary pressures, weakening consumer confidence in the U.S., and COVID-19 lockdowns in China (the company’s second-largest market) weighed on the stock during the period. We remain underweight in favor of higher-conviction investment opportunities in the health care sector.
How is the fund positioned?
Similar to the S&P 500 Index, information technology, health care, consumer discretionary, and financials were the fund’s largest sector positions in absolute terms and represented more than 60% of the fund’s net assets at the end of the period.
U.S. wireless carrier T-Mobile US, software-as-a-service provider Salesforce, and semiconductor manufacturer Advanced Micro Devices represented the fund’s largest overweight stocks versus the benchmark. In our view, T-Mobile has the potential to become the best wireless network in the U.S. as it realizes synergies from its recent Sprint merger, increases its exposure to suburban and rural areas as well as the enterprise wireless market segment, and further expands its 5G network leadership. We believe that Salesforce offers a highly recurring subscription business model that is well positioned to benefit from secular tailwinds as enterprises migrate to the cloud. We see the potential for strong free cash flow growth over the next several years given the company’s advantaged positioning and long runway for margin expansion. We believe that Advanced Micro Devices will benefit from the slowing of Moore’s law, which states that the

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

number of transistors on a microchip doubles about every two years. The company also benefits from superior architecture design, better products, and approximately 12 to 18 months of lead time versus its primary rival.
Notable additions to the portfolio during the period included Trane Technologies, a leader in HVAC systems and climate control solutions; Old Dominion Freight Line, a leading national less-than-truckload carrier; and Generac Holdings, a designer and manufacturer of power generation equipment.
What is portfolio management’s outlook?
Heading into the second half of 2022, higher inflation and rising interest rates remain the primary threats to global markets. Russia’s invasion of Ukraine added to those risks by causing spikes in food and energy prices and further disrupting
SECTOR DIVERSIFICATION
	Percent of Net Assets
	12/31/21	6/30/22
Information Technology	29.1%	26.6%
Health Care	12.5	15.6
Consumer Discretionary	12.5	11.2
Financials	11.6	10.7
Communication Services	10.9	8.8
Industrials and Business Services	6.7	7.0
Consumer Staples	5.6	6.7
Energy	2.3	3.6
Utilities	2.9	3.4
Materials	2.9	3.3
Real Estate	2.3	2.8
Other and Reserves	0.7	0.3
Total	100.0%	100.0%
Historical weightings reflect current industry/sector classifications.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

global supply chains. This inflationary “shock on shock” placed more pressure on major central banks to tighten monetary policy, while making it more difficult for them to tame inflation without hampering economic growth.
We are monitoring whether these risks will cause a sharp deceleration in growth or push major economies into full-blown recessions, dragging corporate earnings down as well. The elevated levels of volatility and uncertainty in global markets underscore the value of our thoughtful strategic investing approach. Given the uncertain impact of positive and negative forces driving global financial markets, we believe that the strength of T. Rowe Price’s fundamental research platform should help us perform in a variety of market environments over the long term.
Regardless of the stock market’s day-to-day performance, our investment strategy remains the same, relying on the insights of our research analysts to identify favorable long-term investment opportunities in each sector of the S&P 500 Index while keeping sector weights close to those of the benchmark.
The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

RISKS OF STOCK INVESTING
As with all stock mutual funds, the fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.
BENCHMARK INFORMATION
Note: Portions of the mutual fund information contained in this report was supplied by Lipper, a Refinitiv Company, subject to the following: Copyright 2022 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
Note: The S& P 500 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”) and has been licensed for use by T. Rowe Price. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); T. Rowe Price is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

PORTFOLIO HIGHLIGHTS
TWENTY-FIVE LARGEST HOLDINGS
Percent of Net Assets
6/30/22
Apple	6.9%
Microsoft	6.2
Alphabet	4.4
Amazon.com	3.1
Tesla	1.9
UnitedHealth Group	1.7
NVIDIA	1.4
Meta Platforms	1.3
Eli Lilly and Co.	1.3
Visa	1.3
Berkshire Hathaway	1.2
Salesforce.com	1.2
AbbVie	1.1
Johnson & Johnson	1.1
Procter & Gamble	1.0
Home Depot	1.0
Advanced Micro Devices	1.0
T-Mobile US	1.0
Thermo Fisher Scientific	0.9
Wells Fargo	0.9
MasterCard	0.9
NextEra Energy	0.9
Accenture	0.9
Coca-Cola	0.9
ConocoPhillips	0.9
Total	44.4%
Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

GROWTH OF $10,000
This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.
U.S. Equity Research ETF
Note: See the Average Annual Compound Total Return table.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

AVERAGE ANNUAL COMPOUND TOTAL RETURN
Periods Ended 6/30/22	One Year	Since Inception 6/8/21
U.S. Equity Research ETF (Based on Net Asset Value)	-10.97%	-9.00%
U.S. Equity Research ETF (At Market Price)	-11.28	-9.23
The fund’s performance information represents only past performance and is not necessarily an indication of future results. Current performance may be lower or higher than the performance data cited. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. Market returns are based on the midpoint of the bid/ask spread at market close (typically, 4 p.m. ET) and do not represent returns an investor would have received if shares were traded at other times. For the most recent month-end performance, please visit our website (troweprice.com).
This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.
PREMIUM/DISCOUNT INFORMATION
The frequency at which the daily market prices were at a discount or premium to the fund’s net asset value is available on the fund’s website (troweprice.com).
EXPENSE RATIO
U.S. Equity Research ETF	0.34%
The expense ratio shown is as of the fund’s most recent prospectus. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, includes acquired fund fees and expenses but does not include fee or expense waivers.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

FUND EXPENSE EXAMPLE
As a shareholder, you may incur two types of costs: (1) transaction costs, such as brokerage commissions on purchases and sales, and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.
Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as brokerage commissions paid on purchases and sales of shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

FUND EXPENSE EXAMPLE (continued)
U.S. Equity Research ETF
	Beginning Account Value 1/1/22	Ending Account Value 6/30/22	Expenses Paid During Period* 1/1/22 to 6/30/22
Actual	$1,000.00	$797.20	$1.52
Hypothetical (assumes 5% return before expenses)	1,000.00	1,023.11	1.71

*	Expenses are equal to the fund’s annualized expense ratio for the 6-month period (0.34%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181), and divided by the days in the year (365) to reflect the half-year period.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

Unaudited
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	6 Months Ended	6/8/21(1) Through
	6/30/22	12/31/21
NET ASSET VALUE
Beginning of period	$ 28.25	$ 25.00
Investment activities
Net investment income(2) (3)	0.12	0.14
Net realized and unrealized gain/loss	(5.85)	3.23
Total from investment activities	(5.73)	3.37
Distributions
Net investment income	-	(0.12)
NET ASSET VALUE
End of period	$ 22.52	$ 28.25
Ratios/Supplemental Data
Total return, based on NAV(3) (4)	(20.28)%	13.51%
Ratios to average net assets:(3)
Gross expenses before waivers/payments by Price Associates	0.34%(5)	0.34%(5)
Net expenses after waivers/payments by Price Associates	0.34%(5)	0.34%(5)
Net investment income	0.96%(5)	0.92%(5)
Portfolio turnover rate(6)	17.2%	13.0%
Net assets, end of period (in thousands)	$ 19,590	$ 23,165

(1)	Inception date
(2)	Per share amounts calculated using average shares outstanding method.
(3)	See Note 5 for details to expense-related arrangements with Price Associates.
(4)	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.
(5)	Annualized
(6)	Portfolio turnover excludes securities received or delivered through in-kind share transactions.
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

June 30, 2022 Unaudited
PORTFOLIO OF INVESTMENTS‡	Shares	$ Value
(Cost and value in $000s)
COMMON STOCKS 99.7%
COMMUNICATION SERVICES 8.8%
Diversified Telecommunication Services 0.7%
AT&T	650	14
Verizon Communications	2,369	120
		134
Entertainment 0.9%
Activision Blizzard	494	38
Electronic Arts	13	2
Netflix (1)	260	45
ROBLOX, Class A (1)	1,000	33
Walt Disney (1)	711	67
		185
Interactive Media & Services 5.7%
Alphabet, Class A (1)	149	325
Alphabet, Class C (1)	242	529
Meta Platforms, Class A (1)	1,637	264
		1,118
Media 0.5%
Charter Communications, Class A (1)	43	20
Comcast, Class A	2,067	81
Liberty Broadband, Class C (1)	17	2
		103
Wireless Telecommunication Services 1.0%
T-Mobile US (1)	1,395	188
		188
Total Communication Services		1,728

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

	Shares	$ Value
(Cost and value in $000s)
CONSUMER DISCRETIONARY 11.2%
Auto Components 0.1%
Aptiv (1)	74	7
Magna International	342	19
		26
Automobiles 2.1%
Ferrari NV	91	17
General Motors (1)	569	18
Rivian Automotive, Class A (1)	20	1
Tesla (1)	568	382
		418
Hotels Restaurants & Leisure 2.3%
Airbnb, Class A (1)	30	3
Booking Holdings (1)	33	58
Chipotle Mexican Grill (1)	53	69
Hilton Worldwide Holdings	348	39
Las Vegas Sands (1)	672	23
Marriott International, Class A	324	44
McDonald's	427	105
MGM Resorts International	798	23
Starbucks	1,023	78
Wynn Resorts (1)	211	12
		454
Household Durables 0.1%
NVR (1)	6	24
		24
Internet & Direct Marketing Retail 3.1%
Amazon.com (1)	5,680	603
		603

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

	Shares	$ Value
(Cost and value in $000s)
Leisure Products 0.0%
Peloton Interactive, Class A (1)	888	8
		8
Multiline Retail 0.5%
Dollar General	215	53
Dollar Tree (1)	221	34
		87
Specialty Retail 2.5%
AutoZone (1)	19	41
Burlington Stores (1)	172	23
Home Depot	712	195
Lowe's	359	63
O'Reilly Automotive (1)	95	60
Ross Stores	562	40
TJX	575	32
Ulta Beauty (1)	66	25
		479
Textiles, Apparel & Luxury Goods 0.5%
Lululemon Athletica (1)	4	1
NIKE, Class B	986	101
		102
Total Consumer Discretionary		2,201
CONSUMER STAPLES 6.7%
Beverages 2.5%
Coca-Cola	2,729	172
Constellation Brands, Class A	354	82
Keurig Dr Pepper	1,124	40
Monster Beverage (1)	831	77
PepsiCo	777	129
		500

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

	Shares	$ Value
(Cost and value in $000s)
Food & Staples Retailing 1.3%
Costco Wholesale	288	138
Walmart	914	111
		249
Food Products 0.6%
Conagra Brands	653	22
Darling Ingredients (1)	225	13
Mondelez International	1,445	90
		125
Household Products 1.3%
Clorox	40	6
Colgate-Palmolive	130	10
Kimberly-Clark	199	27
Procter & Gamble	1,418	204
		247
Personal Products 0.3%
Estee Lauder, Class A	226	58
		58
Tobacco 0.7%
Altria Group	817	34
Philip Morris International	957	95
		129
Total Consumer Staples		1,308
ENERGY 3.6%
Energy Equipment & Services 0.5%
Baker Hughes	800	23
Halliburton	2,217	70
		93

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

	Shares	$ Value
(Cost and value in $000s)
Oil, Gas & Consumable Fuels 3.1%
Chevron	708	103
ConocoPhillips	1,885	169
EOG Resources	553	61
Exxon Mobil	1,240	106
Hess	240	25
Marathon Petroleum	529	44
Pioneer Natural Resources	127	28
TotalEnergies, ADR	1,364	72
		608
Total Energy		701
FINANCIALS 10.7%
Banks 3.8%
Bank of America	3,438	107
Citigroup	1,970	91
Citizens Financial Group	307	11
Fifth Third Bancorp	1,654	55
Huntington Bancshares	5,423	65
JPMorgan Chase	1,348	152
PNC Financial Services Group	137	22
Signature Bank	189	34
SVB Financial Group (1)	80	31
Wells Fargo	4,573	179
		747
Capital Markets 2.6%
Ares Management	150	8
Bank of New York Mellon	506	21
Blue Owl Capital	800	8
Cboe Global Markets	16	2
Charles Schwab	1,350	85
CME Group	335	68

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

	Shares	$ Value
(Cost and value in $000s)
Goldman Sachs Group	360	107
Intercontinental Exchange	657	62
Invesco	600	10
KKR	632	29
MarketAxess Holdings	35	9
Morgan Stanley	436	33
MSCI	50	21
State Street	484	30
Tradeweb Markets, Class A	142	10
		503
Diversified Financial Services 1.8%
Apollo Global Management	339	16
Berkshire Hathaway, Class B (1)	889	243
Equitable Holdings	2,064	54
Voya Financial	576	34
		347
Insurance 2.5%
American International Group	1,607	82
Assurant	261	45
Chubb	556	109
Hartford Financial Services Group	1,297	85
Marsh & McLennan	314	49
MetLife	965	61
RenaissanceRe Holdings	377	59
		490
Total Financials		2,087
HEALTH CARE 15.6%
Biotechnology 2.3%
AbbVie	1,485	227
Amgen	396	96
Biogen (1)	58	12

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

	Shares	$ Value
(Cost and value in $000s)
Moderna (1)	162	23
Regeneron Pharmaceuticals (1)	49	29
Vertex Pharmaceuticals (1)	194	55
		442
Health Care Equipment & Supplies 2.6%
Abbott Laboratories	686	74
Becton Dickinson	425	105
Cooper	59	18
Dexcom (1)	508	38
Embecta (1)	73	2
Hologic (1)	502	35
Intuitive Surgical (1)	558	112
Medtronic	243	22
STERIS	107	22
Stryker	336	67
Teleflex	32	8
		503
Health Care Providers & Services 3.6%
Anthem	197	95
Centene (1)	680	57
Cigna	160	42
CVS Health	546	51
HCA Healthcare	148	25
Humana	145	68
McKesson	40	13
Molina Healthcare (1)	117	33
UnitedHealth Group	641	329
		713
Health Care Technology 0.2%
Veeva Systems, Class A (1)	180	36
		36

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

	Shares	$ Value
(Cost and value in $000s)
Life Sciences Tools & Services 2.0%
Agilent Technologies	540	64
Danaher	500	127
Illumina (1)	50	9
Thermo Fisher Scientific	334	182
West Pharmaceutical Services	50	15
		397
Pharmaceuticals 4.9%
AstraZeneca, ADR	1,392	92
Bristol-Myers Squibb	230	18
Elanco Animal Health (1)	2,942	58
Eli Lilly	764	248
Johnson & Johnson	1,197	212
Merck	776	71
Pfizer	1,961	103
Sanofi, ADR	1,046	52
Zoetis	672	115
		969
Total Health Care		3,060
INDUSTRIALS & BUSINESS SERVICES 7.0%
Aerospace & Defense 1.0%
Boeing (1)	502	68
L3Harris Technologies	218	53
Raytheon Technologies	95	9
Textron	767	47
TransDigm Group (1)	18	10
		187
Air Freight & Logistics 0.6%
FedEx	197	44

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

	Shares	$ Value
(Cost and value in $000s)
United Parcel Service, Class B	382	70
		114
Airlines 0.3%
Southwest Airlines (1)	1,182	43
United Airlines Holdings (1)	478	17
		60
Building Products 0.3%
Trane Technologies	471	61
		61
Commercial Services & Supplies 0.3%
Waste Connections	426	53
		53
Construction & Engineering 0.0%
Quanta Services	13	2
		2
Electrical Equipment 0.3%
Generac Holdings (1)	187	39
Rockwell Automation	103	21
		60
Industrial Conglomerates 1.7%
General Electric	2,352	150
Honeywell International	641	111
Roper Technologies	194	77
		338
Machinery 1.5%
Cummins	380	74
Fortive	511	28
Ingersoll Rand	1,317	55
Otis Worldwide	601	42

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

	Shares	$ Value
(Cost and value in $000s)
PACCAR	890	73
Parker-Hannifin	32	8
Stanley Black & Decker	170	18
		298
Professional Services 0.1%
Leidos Holdings	17	2
TransUnion	108	8
		10
Road & Rail 0.9%
Canadian Pacific Railway	544	38
CSX	75	2
JB Hunt Transport Services	110	17
Norfolk Southern	161	37
Old Dominion Freight Line	270	69
Saia (1)	100	19
		182
Trading Companies & Distributors 0.0%
United Rentals (1)	20	5
		5
Total Industrials & Business Services		1,370
INFORMATION TECHNOLOGY 26.6%
Communications Equipment 0.6%
Cisco Systems	2,191	94
Motorola Solutions	78	16
		110
Electronic Equipment, Instruments & Components 0.3%
Amphenol, Class A	33	2
Teledyne Technologies (1)	142	53
Trimble (1)	32	2
		57

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

	Shares	$ Value
(Cost and value in $000s)
IT Services 5.2%
Accenture, Class A	620	172
Cognizant Technology Solutions, Class A	263	18
Fidelity National Information Services	418	38
Fiserv (1)	1,656	147
FleetCor Technologies (1)	490	103
Global Payments	720	80
Mastercard, Class A	559	176
PayPal Holdings (1)	197	14
VeriSign (1)	166	28
Visa, Class A	1,255	247
		1,023
Semiconductors & Semiconductor Equipment 4.4%
Advanced Micro Devices (1)	2,545	194
Broadcom	296	144
KLA	212	68
Lam Research	20	8
Marvell Technology	560	24
NVIDIA	1,871	284
QUALCOMM	1,039	133
		855
Software 9.1%
Adobe (1)	70	26
Black Knight (1)	300	19
Cadence Design Systems (1)	141	21
Citrix Systems	18	2
Descartes Systems Group (1)	260	16
Fortinet (1)	230	13
HashiCorp, Class A (1)	35	1
Intuit	265	102
Microsoft	4,770	1,225

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

	Shares	$ Value
(Cost and value in $000s)
NortonLifeLock	250	5
Salesforce.com (1)	1,386	229
Synopsys (1)	187	57
Workday (1)	206	29
Zoom Video Communications, Class A (1)	361	39
		1,784
Technology Hardware, Storage & Peripherals 7.0%
Apple	9,879	1,351
Pure Storage, Class A (1)	1,079	28
		1,379
Total Information Technology		5,208
MATERIALS 3.3%
Chemicals 2.2%
Air Products & Chemicals	264	63
Albemarle	56	12
CF Industries Holdings	183	16
Corteva	541	29
FMC	177	19
International Flavors & Fragrances	222	26
Linde	512	147
Nutrien	97	8
RPM International	336	26
Sherwin-Williams	364	82
		428
Construction Materials 0.1%
Vulcan Materials	156	22
		22
Containers & Packaging 1.0%
Avery Dennison	247	40
Ball	625	43

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

	Shares	$ Value
(Cost and value in $000s)
International Paper	501	21
Packaging of America	195	27
Sealed Air	744	43
WestRock	322	13
		187
Paper & Forest Products 0.0%
West Fraser Timber	80	6
		6
Total Materials		643
REAL ESTATE 2.8%
Equity Real Estate Investment Trusts 2.8%
Alexandria Real Estate Equities, REIT	107	15
American Homes 4 Rent, Class A, REIT	200	7
American Tower, REIT	220	56
AvalonBay Communities, REIT	96	19
Camden Property Trust, REIT	53	7
Equinix, REIT	91	60
Equity LifeStyle Properties, REIT	185	13
Equity Residential, REIT	28	2
Essex Property Trust, REIT	97	25
Extra Space Storage, REIT	150	25
Prologis, REIT	579	68
Public Storage, REIT	117	37
Rexford Industrial Realty, REIT	287	17
SBA Communications, REIT	338	108
Simon Property Group, REIT	207	20
Sun Communities, REIT	40	6
Welltower, REIT	678	56
Weyerhaeuser, REIT	81	3
		544

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

	Shares	$ Value
(Cost and value in $000s)
Real Estate Management & Development 0.0%
Opendoor Technologies, Class A (1)	712	4
		4
Total Real Estate		548
UTILITIES 3.4%
Electric Utilities 1.6%
Duke Energy	100	11
NextEra Energy	2,260	175
PG&E (1)	1,800	18
Southern	1,342	96
Xcel Energy	343	24
		324
Multi-Utilities 1.8%
Ameren	934	84
CMS Energy	426	29
Dominion Energy	1,158	92
Sempra Energy	607	91
WEC Energy Group	482	49
		345
Total Utilities		669
Total Common Stocks (Cost $21,924)		19,523
SHORT-TERM INVESTMENTS 0.2%
Money Market Funds 0.2%
State Street Institutional U.S. Government Money Market Fund, 1.43% (2)	37,553	38
Total Short-Term Investments (Cost $38)		38
Total Investments in Securities 99.9% of Net Assets (Cost $21,962)		$19,561

‡	Shares are denominated in U.S. dollars unless otherwise noted.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

(1)	Non-income producing.
(2)	Seven-day yield
ADR	American Depositary Receipts
REIT	A domestic Real Estate Investment Trust whose distributions pass-through with original tax character to the shareholder
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

June 30, 2022 Unaudited
    STATEMENT OF ASSETS AND LIABILITIES

($000s, except shares and per share amounts)
Assets
Investments in securities, at value (cost $21,962)	$19,561
Receivable for investment securities sold	398
Interest and dividends receivable	14
Total assets	19,973
Liabilities
Payable for fund shares repurchased	338
Payable for investment securities purchased	39
Investment management and administrative fees payable	6
Total liabilities	383
NET ASSETS	$19,590
Net assets consists of:
Total distributable earnings (loss)	$(2,654)
Paid-in capital applicable to 870,000 shares of $0.0001 par value capital stock outstanding; 4,000,000,000 shares authorized	22,244
NET ASSETS	$19,590
NET ASSET VALUE PER SHARE	$22.52
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

Unaudited
    STATEMENT OF OPERATIONS

($000s)
6 Months Ended 6/30/22
Investment Income (Loss)
Dividend income (net of foreign taxes of $1)	$143
Investment management and administrative expense	37
Net investment income	106
Realized and Unrealized Gain / Loss
Net realized gain (loss)
Securities	(354)
In-kind redemptions	(27)
Net realized loss	(381)
Change in net unrealized gain / loss on securities	(4,694)
Net realized and unrealized gain / loss	(5,075)
DECREASE IN NET ASSETS FROM OPERATIONS	$(4,969)
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

Unaudited
    STATEMENT OF CHANGES IN NET ASSETS

($000s)
	6 Months Ended 6/30/22	6/8/21 Through 12/31/21
Increase (decrease) in Net Assets
Operations
Net investment income	$106	$100
Net realized gain (loss)	(381)	20
Change in net unrealized gain / loss	(4,694)	2,293
Increase (decrease) in net assets from operations	(4,969)	2,413
Distributions to shareholders
Net earnings	—	(98)
Capital share transactions*
Shares sold	1,732	20,850
Shares redeemed	(338)	—
Increase in net assets from capital share transactions	1,394	20,850
Net Assets
Increase (decrease) during period	(3,575)	23,165
Beginning of period	23,165	-
End of period	$19,590	$23,165
*Share information
Shares sold	65	820
Shares redeemed	(15)	—
Increase in shares outstanding	50	820
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

Unaudited
    NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Exchange-Traded Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The U.S. Equity Research ETF (the fund) is a non-diversified, open-end management investment company established by the corporation. The fund incepted on June 8, 2021. The fund seeks to provide long-term capital growth.
The fund is considered an actively-managed exchange-traded fund (ETF) that does not disclose its portfolio holdings daily, which is different from a traditional ETF and may create additional risks. In order to provide market participants with information on the fund’s investments, the fund publishes a “Proxy Portfolio” on its website daily. A Proxy Portfolio is a basket of securities that is designed to closely track the daily performance of the fund’s portfolio holdings. While the Proxy Portfolio includes some of the fund’s holdings, it is not the fund’s actual portfolio. The fund does disclose its full portfolio holdings on a quarterly basis, similar to mutual funds.
NOTE  1  –   SIGNIFICANT ACCOUNTING POLICIES
Basis of Preparation
The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.
Investment Transactions, Investment Income, and Distributions
Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from other investment companies are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

available. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid annually. A capital gain distribution may also be declared and paid by the fund annually. Dividends and distributions cannot be automatically reinvested in additional shares of the fund.
Capital Share Transactions
The fund issues and redeems shares at its net asset value (NAV) only with Authorized Participants and only in large blocks of 5,000 shares (each, a “Creation Unit”). The fund’s NAV per share is computed at the close of the New York Stock Exchange (NYSE). However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Individual fund shares may not be purchased or redeemed directly with the fund. An Authorized Participant may purchase or redeem a Creation Unit of the fund each business day that the fund is open in exchange for the delivery of a designated portfolio of in-kind securities and/or cash. When purchasing or redeeming Creation Units, Authorized Participants are also required to pay a fixed and/or variable purchase or redemption transaction fee as well as any applicable additional variable charge to defray the transaction cost to a fund.
Individual fund shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. (NYSE Arca) and because the shares will trade at market prices rather than NAV, shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount). The fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the NYSE Arca is open.
Indemnification
In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.
NOTE  2  –   VALUATION
Security Valuation
The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1  –  quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date
Level 2  –  inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)
Level 3  –  unobservable inputs (including the fund’s own assumptions in determining fair value)
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

Valuation Techniques
Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.
Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.
Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.
Valuation Inputs
On June 30, 2022, all of the fund’s financial instruments were classified as Level 1, based on the inputs used to determine their fair values.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

NOTE  3  –   OTHER INVESTMENT TRANSACTIONS
Purchases and sales of portfolio securities excluding in-kind transactions and short-term securities aggregated $4,013,000 and $3,811,000, respectively, for the six months ended June 30, 2022. Portfolio securities received or delivered through in-kind transactions aggregated $1,718,000 and $335,000, respectively, for the six months ended June 30, 2022.
NOTE  4  –   FEDERAL INCOME TAXES
No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.
At June 30, 2022, the cost of investments for federal income tax purposes was $21,977,000. Net unrealized loss aggregated $2,416,000 at period-end, of which $703,000 related to appreciated investments and $3,119,000 related to depreciated investments.
NOTE  5  –   RELATED PARTY TRANSACTIONS
The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.34% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management services and ordinary, recurring operating expenses, but does not cover interest and borrowing expenses; taxes; brokerage commissions and other transaction costs; fund proxy expenses; and nonrecurring expenses.
As of June 30, 2022, T. Rowe Price Group, Inc., or its wholly owned subsidiaries, owned 600,000 shares of the fund, representing 69% of the fund’s net assets.
The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2022, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.
Price Associates has voluntarily agreed to reimburse the fund from its own resources on a monthly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the six months ended June 30, 2022, this reimbursement amounted to less than $1,000.
NOTE  6  –   OTHER MATTERS
Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets. In February 2022, Russian forces entered Ukraine and commenced an armed conflict leading to economic sanctions being imposed on Russia and certain of its citizens, creating impacts on Russian-related stocks and debt and greater volatility in global markets. These are recent examples of global events which may have an impact on the fund’s performance, which could be negatively impacted if the value of a portfolio holding were harmed by these and such other events. Management is actively monitoring the risks and financial impacts arising from these events.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS
A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-638-5660 or by accessing the SEC’s website, sec.gov.
The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:
https://www.troweprice.com/corporate/en/utility/policies.html
Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.
Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.
HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT is available electronically on the SEC’s website (sec.gov).

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT
Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment adviser, T. Rowe Price Associates, Inc. (Adviser). In that regard, at a meeting held on March 7–8, 2022 (Meeting), the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, the Adviser was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Adviser about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.
Services Provided by the Adviser
The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund, as well as the Adviser’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Adviser.
Investment Performance of the Fund
The Board took into account discussions with the Adviser and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board did not specifically review performance because the fund had recently incepted in September 2021. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the fund’s limited performance history, the Board concluded that the fund’s performance was satisfactory.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT (continued)
Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Adviser under the Advisory Contract and other direct and indirect benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund. In considering soft-dollar arrangements pursuant to which research may be received from broker-dealers that execute the fund’s portfolio transactions, the Board noted that the Adviser bears the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board received information on the estimated costs incurred and profits realized by the Adviser from managing the T. Rowe Price mutual funds and ETFs. While the Board did not review information regarding profits realized from managing the fund in particular because the fund had either not achieved sufficient portfolio asset size or not recognized sufficient revenues to produce meaningful profit margin percentages, the Board concluded that the Adviser’s profits were reasonable in light of the services provided to the T. Rowe Price mutual funds and ETFs.
The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract or otherwise from any economies of scale realized by the Adviser. Under the Advisory Contract, the fund pays the Adviser an all-inclusive management fee based on the fund’s average daily net assets. The all-inclusive management fee includes investment management services and provides for the Adviser to pay all of the fund’s ordinary, recurring operating expenses except for interest and borrowing expenses, taxes, brokerage commissions and other transaction costs, fund proxy expenses, and any nonrecurring extraordinary expenses that may arise. The Adviser has generally implemented an all-inclusive management fee structure in situations where a fixed total expense ratio is useful for purposes of providing certainty of fees and expenses for investors and such a fee structure is typically used by other ETFs offered by competitors. The Adviser has historically sought to set the initial all-inclusive management fee rate at levels below the expense ratios of comparable funds to take into account potential future economies of scale. In addition, the assets of the fund are included in the calculation of the group fee rate, which serves as a component of the management fee for many T. Rowe Price funds and declines at certain asset levels based on the combined average net assets of most of the T. Rowe Price funds. Although the fund does not have a group fee component to its management fee, its assets are included in the calculation because certain resources utilized to operate the fund are shared with other T. Rowe Price funds. The Board concluded that the advisory fee structure for the fund continued to be appropriate.
Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) actual management fees, nonmanagement expenses, and total expenses of the fund with a group of competitor funds selected by Broadridge (Expense Group) and (ii) actual management fees, nonmanagement expenses,

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT (continued)
and total expenses of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s actual management fee rate and total expenses in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s actual management fee rate ranked in the first quintile (Expense Group and Expense Universe) and the fund’s total expenses ranked in the first quintile (Expense Group and Expense Universe).
The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the Adviser and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. Management provided the Board with information about the Adviser’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the proprietary mutual fund business. The Board considered information showing that the Adviser’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Adviser’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Adviser to manage its mutual fund business versus managing a discrete pool of assets as a subadviser to another institution’s mutual fund or for an institutional account and that the Adviser generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients, including subadvised funds.
On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.
Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

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100 East Pratt Street
Baltimore, MD 21202
Call 1-800-638-5660 to request a prospectus or summary prospectus; each includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing.
202208-2171021
T. Rowe Price Investment Services, Inc.
ETF967-051 8/22

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Exchange-Traded Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 17, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 17, 2022

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	August 17, 2022